EXHIBIT 99.1

Donegal Group Inc. Announces Third Quarter Earnings

MARIETTA, Penn., Oct. 19, 2007 (PRIME NEWSWIRE) -- Donegal Group Inc. (Nasdaq:DGICA) (Nasdaq:DGICB) today reported that its net income for the third quarter ended September 30, 2007 was $11,212,428, or $.45 per share of Class A common stock on a diluted basis, an increase of 14.2% over the $9,818,301, or $.39 per share of Class A common stock on a diluted basis, reported for the third quarter of 2006.

The Company's third quarter net income represented the highest quarterly earnings in its history and reflected excellent underwriting results attributable to the absence of significant weather events, reductions in claim frequency and favorable prior accident year claim settlements during the quarter.

Revenues for the third quarter of 2007 were $85,440,831, an increase of 3.4% over the third quarter of 2006, with net premiums earned of $77,609,940, a 2.5% increase over the year-earlier period. Net premiums written for the third quarter of 2007 were relatively unchanged from net premiums written for the third quarter of 2006.

The Company's combined ratio was 88.3% for the third quarter of 2007, compared to 89.5% for the third quarter of 2006. The Company's loss ratio for the third quarter of 2007 was 52.8%, compared to 56.2% for the third quarter of 2006, reflecting the aforementioned improvements in claim experience. The Company's expense ratio was 35.0% for the third quarter of 2007, compared to 32.6% for the third quarter of 2006, reflecting increased costs for the acquisition of new business and increased underwriting-based incentive compensation costs.

Net investment income increased to $5,812,669 for the third quarter of 2007, an increase of 7.9% over the $5,385,705 reported for the third quarter of 2006.

Net income for the nine months ended September 30, 2007 was $27,483,322, compared to $29,169,071 reported for the nine months ended September 30, 2006. On a diluted basis, net income per share of Class A common stock for the nine months ended September 30, 2007 was $1.10, compared to $1.16 for the year-earlier period. The Company's combined ratio for the first nine months of 2007 was 91.5%, compared to the combined ratio of 89.3% posted for the comparable period in 2006. The Company's loss ratio was 57.0% for the first nine months of 2007, compared to 56.2% for the first nine months of 2006, with the increase reflecting increased weather-related claim activity in the first quarter of 2007. The Company's expense ratio was 34.2% for the first nine months of 2007, compared to 32.7% for the first nine months of 2006, with the increase representing increased costs for the acquisition of new business and increased underwriting-based incentive compensation costs.

"We are pleased to report record earnings for the third quarter, which we view to be a direct reflection of the underwriting discipline we have maintained in the midst of competitive insurance market conditions. We remain committed to the pursuit of profitable growth by expanding and developing our independent agency distribution system, and we continue to seek suitable acquisitions to grow our organization," stated Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group Inc.

The Company's book value increased to $13.66 per common share at September 30, 2007, representing an increase of 10.2% over the Company's book value of $12.39 per common share at September 30, 2006.

The Company's board of directors yesterday approved a quarterly cash dividend payable on November 15, 2007 of $.09 per share of Class A common stock and $.0775 per share of Class B common stock to stockholders of record as of the close of business on November 1, 2007.

The Company uses the two-class method for the computation of earnings per common share pursuant to Statement of Financial Accounting Standards No. 128, "Earnings Per Share." The two-class method is an earnings allocation formula that determines earnings per share separately for each class of common stock based on dividends declared and an allocation of remaining undistributed earnings using a participation percentage reflecting the dividend rights of each class. The net income per common share and weighted-average number of shares outstanding for each class of common stock for the three and nine months ended September 30, 2007 and 2006 are presented in the tables that follow.

The Company will hold a conference call and webcast on Friday, October 19, 2007, beginning at 11:00 A.M. Eastern Daylight Time. You may participate in the conference call by calling 1-800-599-9829 (Passcode 76596649) or listen via the Internet by accessing the webcast link in the Investors area of the Company's web site at www.donegalgroup.com. An instant replay of the conference call will be available until October 27, 2007 by calling 1-888-286-8010 (Passcode 19476331).

Donegal Group Inc. is an insurance holding company whose insurance subsidiaries offer personal and commercial property and casualty lines of insurance in five Mid-Atlantic states (Delaware, Maryland, New Hampshire, New York and Pennsylvania), eight Southeastern states (Alabama, Georgia, Louisiana, North Carolina, South Carolina, Tennessee, Virginia and West Virginia) and five Midwestern states (Iowa, Nebraska, Ohio, Oklahoma and South Dakota).

All statements contained in this press release that are not historic facts are based on current expectations. Such statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and necessarily involve risks and uncertainties. Actual results could vary materially. The factors that could cause actual results to vary materially include, but are not limited to, the ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjustment expenses, business and economic conditions in the areas in which the Company operates, severe weather events, competition from various insurance and non-insurance businesses, terrorism, the availability and cost of reinsurance, legal and judicial developments, changes in regulatory requirements and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                        Donegal Group Inc.
                       Financial Highlights
                            (unaudited)
                                                Three Months Ended
                                                   September 30
                                           ---------------------------
                                               2007            2006
                                           ------------   ------------

 Net premiums earned                       $ 77,609,940   $ 75,705,387
 Investment income, net of
   investment expenses                        5,812,669      5,385,705
 Net realized investment gains                  488,226        152,694
 Total revenues                              85,440,831     82,619,657

 Net income                                $ 11,212,428   $  9,818,301

 Net income per common share:
     Class A common stock - basic          $       0.45   $       0.40
     Class A common stock - diluted        $       0.45   $       0.39
     Class B common stock - basic
       and diluted                         $       0.41   $       0.36

                                                 Nine Months Ended
                                                    September 30
                                           ---------------------------
                                                2007           2006
                                           ------------   ------------
 Net premiums earned                       $231,882,586   $225,280,341
 Investment income, net of
   investment expenses                       16,878,913     15,424,517
 Net realized investment gains                  653,656      1,034,741
 Total revenues                             253,728,023    245,763,039

 Net income                                $ 27,483,322   $ 29,169,071

 Net income per common share:
     Class A common stock - basic          $       1.11   $       1.20
     Class A common stock - diluted        $       1.10   $       1.16
     Class B common stock - basic
       and diluted                         $       1.00   $       1.08

                          Donegal Group Inc.
                  Consolidated Statements of Income
            (unaudited; in thousands, except share data)

                                            Quarter Ended September 30
                                           ---------------------------
                                               2007            2006
                                           ------------   ------------
 Net premiums earned                       $     77,610   $     75,705
 Investment income, net of
   investment expenses                            5,813          5,386
 Net realized investment gains                      488            153
 Lease income                                       268            244
 Installment payment fees                         1,262          1,132
                                           ------------   ------------
     Total revenues                              85,441         82,620
                                           ------------   ------------
 Net losses and loss expenses                    41,011         42,556
 Amortization of deferred policy
   acquisition costs                             12,940         12,152
 Other underwriting expenses                     14,218         12,550
 Other expenses                                     484            490
 Policyholder dividends                             361            520
 Interest                                           734            726
                                           ------------   ------------
     Total expenses                              69,748         68,994
                                           ------------   ------------
 Income before income tax expense                15,693         13,626
 Income tax expense                               4,481          3,808
                                           ------------   ------------
 Net income                                $     11,212   $      9,818
                                           ============   ============

 Net income per common share:
     Class A common stock - basic          $       0.45   $       0.40
                                           ------------   ------------
     Class A common stock - diluted        $       0.45   $       0.39
                                           ------------   ------------
     Class B common stock - basic
       and diluted                         $       0.41   $       0.36
                                           ------------   ------------
 Supplementary Financial Analysts' Data

 Weighted-average number of
   shares outstanding:
     Class A common stock - basic            19,628,405     19,548,873
                                           ------------   ------------
     Class A common stock - diluted          19,850,016     20,073,985
                                           ------------   ------------
     Class B common stock - basic
       and diluted                            5,576,775      5,576,775
                                           ------------   ------------

 Net written premiums                      $     79,930   $     80,393
                                           ------------   ------------
 Book value per common share at end
   of period                               $      13.66   $      12.39
                                           ------------   ------------

                        Donegal Group Inc.
                 Consolidated Statements of Income
           (unaudited; in thousands, except share data)

                                               Nine Months Ended
                                                  September 30
                                           ---------------------------
                                               2007           2006
                                           ------------   ------------
 Net premiums earned                       $    231,882   $    225,280
 Investment income, net of
   investment expenses                           16,879         15,425
 Net realized investment gains                      654          1,035
 Lease income                                       791            728
 Installment payment fees                         3,522          3,295
                                           ------------   ------------
        Total revenues                          253,728        245,763
                                           ------------   ------------

 Net losses and loss expenses                   132,155        126,628
 Amortization of deferred policy
   acquisition costs                             37,890         36,020
 Other underwriting expenses                     41,330         37,566
 Other expenses                                   1,497          1,554
 Policyholder dividends                             868          1,042
 Interest                                         2,160          2,062
                                           ------------   ------------
        Total expenses                          215,900        204,872
                                           ------------   ------------
 Income before income tax expense                37,828         40,891
 Income tax expense                              10,345         11,722
                                           ------------   ------------
 Net income                                $     27,483   $     29,169
                                           ============   ============
 Net income per common share:
     Class A common stock - basic          $       1.11   $       1.20
                                           ------------   ------------
     Class A common stock - diluted        $       1.10   $       1.16
                                           ------------   ------------
     Class B common stock - basic
       and diluted                         $       1.00   $       1.08
                                           ------------   ------------

 Supplementary Financial Analysts' Data

 Weighted-average number of
   shares outstanding:
     Class A common stock - basic            19,674,869     19,314,741
                                           ------------   ------------
     Class A common stock - diluted          19,967,126     19,936,533
                                           ------------   ------------
     Class B common stock - basic
       and diluted                            5,576,775      5,576,775
                                           ------------   ------------

 Net written premiums                      $    242,909   $    236,662
                                           ------------   ------------
 Book value per common share at end
   of period                               $      13.66   $      12.39
                                           ------------   ------------

                        Donegal Group Inc.
                    Consolidated Balance Sheets
                          (in thousands)

                                           September 30,  December 31,
                                               2007           2006
                                           ------------   ------------
                                            (unaudited)

 ASSETS:
 Investments:
   Fixed maturities:
     Held to maturity, at amortized cost   $    160,465   $    169,178
     Available for sale, at fair value          344,896        331,670
   Equity securities, at fair value              43,960         40,542
   Investments in affiliates                      8,534          8,463
   Short-term investments, at cost,
     which approximates fair value               39,051         41,485
                                           ------------   ------------
       Total investments                        596,906        591,338

 Cash                                             4,814            532
 Premiums receivable                             53,571         49,948
 Reinsurance receivable                          90,552         97,677
 Accrued investment income                        5,645          5,769
 Deferred policy acquisition costs               26,909         24,739
 Prepaid reinsurance premiums                    49,777         44,377
 Property and equipment, net                      5,536          5,146
 Deferred tax asset, net                          8,238          9,086
 Other assets                                     6,193          3,086
                                           ------------   ------------
       Total assets                        $    848,141   $    831,698
                                           ============   ============

                        Donegal Group Inc.
              Consolidated Balance Sheets (continued)
                          (in thousands)

                                           September 30,   December 31,
                                               2007            2006
                                           ------------   ------------
                                            (unaudited)

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Liabilities:
   Losses and loss expenses                $    242,000   $    259,022
   Unearned premiums                            213,329        196,903
   Accrued expenses                              11,717         12,754
   Subordinated debentures                       30,929         30,929
   Due to affiliate                                 485          1,567
   Other liabilities                              5,177          9,721
                                           ------------   ------------
     Total liabilities                          503,637        510,896
                                           ------------   ------------

 Stockholders' equity:
   Preferred stock                                   --             --
   Class A common stock                             200            198
   Class B common stock                              56             56
   Additional paid-in capital                   154,417        152,392
   Accumulated other comprehensive income         5,854          5,061
   Retained earnings                            187,429        163,987
   Treasury stock, at cost                       (3,452)          (892)
                                           ------------   ------------
     Total stockholders' equity                 344,504        320,802
                                           ------------   ------------
     Total liabilities and
       stockholders' equity                $    848,141   $    831,698
                                           ============   ============

CONTACT:  Donegal Group Inc.
          Jeffrey D. Miller, Senior Vice President & Chief Financial
           Officer
          (717) 426-1931
          Fax:  (717) 426-7009